Bakkt Reports Third Quarter 2026 Results and Sets First-Half 2027 Total Transacting Volume Target of $6 Billion - Total Transacting Volume (“TTV”) of $147.9 million in Q3 bringing nine-month TTV to $557.9 million - Company reiterates its $3 billion full-year 2026 TTV target1 - Establishes 1H’27 TTV target of $6 billion as client activations accelerate under the expanded commercial team1 - Monthly Active Users (“MAUs”) of 9,760 in September 2026, the first reported period; reiterates December 2026 target of approximately 25,0004 - GAAP net income of $14.3 million, EPS of $0.31 per diluted share ATLANTA, GA – November 9, 2026 – Bakkt, Inc. ("Bakkt," "Company," "we" or "us") (NYSE: BKKT) announced its financial and operational results for the quarter and nine months ended September 30, 2026 and provided an update on certain business developments. Management Commentary: “The foundation is built, and the commercial ramp is underway. The measure that matters from here is volume: we are reiterating our target of approximately $3 billion of Total Transacting Volume for 2026, setting a target of approximately $6 billion for the first half of 2027, and we will report what we deliver every month,” said Akshay Naheta, CEO of Bakkt. “Both targets rest on the existing pipeline. Our full-year target implies approximately $2.4 billion of Total Transacting Volume in the fourth quarter, and we are reiterating it because the ramp has started: the institutional and cross-border clients driving it were integrating during the third quarter, activations began in October, and we expect them to increase significantly from November. A commercial team now in seat is converting that pipeline, and once a client is live its settlement, treasury and payments flows are expected to recur. The first-half 2027 target assumes a fuller period of contribution from those activations and further launches.1 “Beginning in December, the monthly Bakkt Engine Report will show the completed month’s Total Transacting Volume and its annualized run rate, so shareholders can follow the ramp between quarterly reports. Monthly Active Users on our payment rails were 9,760 in September against a target of approximately 25,000 for December;4 Bakkt Agent’s Embedded Finance is available to partners today; and Strategic Asset Value in Bakkt Global reached $145.2 million. The best of Bakkt is ahead of us, and we intend to show it month by month.” “Our third-quarter results reflect a lower operating cost base year over year and a balance sheet with no long-term debt,” said Matt White, CFO of Bakkt. “Operating expenses excluding crypto costs and execution, clearing and brokerage fees were $16.1 million, down 40% from the prior- year quarter, and our Adjusted EBITDA loss narrowed by $3.0 million to $11.8 million on a consistent basis. We ended the quarter with $37.3 million of cash and restricted cash, and our focus is on converting commercial activity into improved operating performance.” 1 The full-year 2026 and first-half 2027 targets are forward-looking statements and are subject to the risks and uncertainties described under “Note on Forward-Looking Statements.” They assume that client integrations and activations currently underway progress through compliance, banking and launch stages on the timelines management currently anticipates, with activity ramping during November and December 2026 and continuing to scale through the first half of 2027; that activated clients sustain and grow their transaction activity; and that market conditions remain consistent with recent experience. Actual results will depend on client implementation, partner, banking and regulatory requirements, and market conditions, and may differ materially.

Recent Operational Updates:

- **Commercial Organization Expansion:** In September 2026 the Company appointed Mark Hiriart as Global Head of Markets and Aman Ghose as Senior Vice President, Institutional Partnerships and Growth, and in October 2026 Gerry Afentakis as Managing Director, Europe. Under Chief Commercial Officer Daniel Ishag, the team is focused on activating clients already in integration and expanding their use of the platform's available products: digital asset and cross-border trading execution, stablecoin on- and off-ramps, cross-border payments and Bakkt Agent Embedded Finance modules. The Company is also building a cross-border trading desk to serve non-U.S. institutional clients, with an initial launch targeted for the fourth quarter of 2026, subject to banking, documentation and technology readiness and applicable approvals.
- **Bakkt Payments Portal:** The Bakkt Payments Portal is live for business clients, which can connect bank accounts and wallets, convert between cash and stablecoins, and pay beneficiaries from one interface. Availability and features depend on client onboarding, jurisdiction and applicable requirements.
- **Stablecoin Credit Card-as-a-Service:** On October 13, 2026, the Company and Thredd announced a planned U.S. stablecoin card-as-a-service program, a consumer credit card program designed to settle purchases in stablecoins, subject to product readiness, client launch timing, bank and network requirements, and applicable approvals.
- **Chief Financial Officer:** Matt White was appointed Chief Financial Officer effective August 17, 2026, succeeding Karen Alexander.

$ in millions	Q3'26	Q3'25	YoY change
Total revenue	**$149.2**	**$402.2**	**(62.9)%**
Operating expenses			
Crypto costs and execution, clearing and brokerage fees	147.5	400.8	(63.2)%
Operating expenses, excluding crypto costs and ECB	16.1	26.7	(39.7)%
Total operating expenses	**163.6**	**427.5**	**(61.7)%**
Net income (loss) attributable to Bakkt, Inc.	**14.3**	**(14.9)**	**NM**
Adjusted EBITDA (loss) (Non-GAAP)[1]	**$(11.8)**	**$(14.8)**	**NM**

Q3 2026 Financial Results and Discussion:

1. Adjusted EBITDA is a non-GAAP financial measure. Beginning with the third quarter of 2026, Adjusted EBITDA excludes other income (expense), net, in all periods presented, and prior periods have been recast on the same basis; as previously reported, Q3 2025 Adjusted EBITDA was $28.7 million, including a $43.4 million non-cash gain from the change in fair value of a derivative asset recorded in other income, net. See "Reconciliation of Non-GAAP Financial Measures."

- **Total revenue** was $149.2 million, down 62.9% from $402.2 million in Q3 2025, primarily reflecting lower crypto trading volume, including the loss of clients. Crypto services revenue is presented gross and is substantially offset by crypto costs and execution, clearing and brokerage fees.
- **Total operating expenses** excluding crypto costs and execution, clearing and brokerage fees were $16.1 million, down 39.7% from $26.7 million in Q3 2025, reflecting lower compensation, professional services and administrative expenses and the non-recurrence of $5.6 million of restructuring and impairment charges, partially offset by $1.7 million of higher amortization of acquired intangibles.
- **Net income attributable to Bakkt** was $14.3 million, or $0.31 per diluted share, compared with a net loss of $14.9 million, or $(1.15) per share, in Q3 2025. The quarter includes a $26.8 million non-cash gain on the Transchem warrants; operating loss from continuing operations narrowed 42.9% to $14.4 million. ● Adjusted EBITDA loss was $11.8 million, compared with a loss of $14.8 million in Q3 2025 on a consistent basis, a $3.0 million improvement reflecting the lower operating cost base. ● Cash, cash equivalents and restricted cash were $37.3 million as of September 30, 2026, compared with $50.7 million as of June 30, 2026, reflecting $17.9 million of net cash used in operating activities, with no shares sold under the Company’s at-the- market offering. The Company has no long-term debt. Additional detail on the Company’s results of operations, liquidity and capital resources is included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2026. Key Performance Indicators: ● Total Transacting Volume (TTV).1 TTV is the aggregate notional value of transactions processed through Bakkt’s platforms during the period, with each transaction counted once regardless of the number of legs required to execute or settle it. TTV was $147.9 million for Q3 2026 and $557.9 million for the nine months ended September 30, 2026. The Company reiterates its target of approximately $3 billion of TTV for full-year 2026 and is establishing a target of approximately $6 billion of TTV for the first half of 2027. TTV is an operating metric and does not represent revenue, profitability, assets held by the Company or cash flow. ● Annualized Run-Rate Volume (ARV)2. ARV is Total Transacting Volume for a completed calendar month multiplied by 12, measured on the same basis as the Company’s quarterly TTV. Beginning in December 2026, with November 2026 activity, the Company plans to publish monthly TTV and ARV in the Bakkt Engine Report, together with the material drivers of activity, to help investors assess the pace of commercial progress between quarterly reports. ● Strategic Asset Value (SAV)3 was approximately $145.2 million as of September 30, 2026, compared with $118.6 million as of June 30, 2026, comprising the sum of the Company’s Bakkt Global positions as reported in its consolidated balance sheet: the $134.8 million fair value of its Transchem warrant position and the $10.4 million carrying value of its equity method investment in Bitcoin Japan Corporation. ● Monthly Active Users (MAUs). A Monthly Active User is a unique end user who completes at least one qualifying fiat transaction on a Bakkt-operated payment rail during the calendar month, counted once per client application and not de-duplicated across applications. The measure covers our payments platform and the fiat rails of our crypto trading platform; it excludes products that are not instrumented in our reporting systems and customers of partner applications whose activity does not settle across a Bakkt payment rail. MAUs were 9,760 for September 2026, the first period for which the measure is available, and the Company expects to report MAUs quarterly with its results. Management currently expects MAUs to reach approximately 25,000 in 2 ARV is an operating volume metric, not revenue, earnings or cash flow; it is a snapshot of the reporting month, not a forecast of any future period, a target, or contracted or committed volume, and does not adjust for the number of days in a month or seasonality. Client concentration, launch timing, market conditions and unusual transactions may affect a particular month’s TTV and ARV, which may therefore vary significantly from month to month and may not be representative of transaction activity in any future period. 3 SAV does not represent the aggregate market value of the underlying shares or current liquidation value, and actual realizable value may differ materially.

December 2026 as additional partner applications launch and begin generating qualifying transactions.4 Webcast and Conference Call Information Bakkt will host a conference call at 5:00 PM ET on Monday, November 9, 2026. The conference call will be webcast live and archived on Bakkt’s investor relations website under the ‘News & Events’ section, along with any related earnings materials. Attendance information is provided below. Conference Call Details: ● Day: Monday, November 9, 2026 ● Time: 5:00 PM ET ● Participant Call Links: ○ Live Webcast: Link ○ Participant Call Registration: Link About Bakkt Bakkt (NYSE: BKKT) is a regulated financial technology company building a financial operating system for the AI and token economy. Through Bakkt Markets, Bakkt Agent and Bakkt Global, the Company operates regulated infrastructure for trading, stablecoin settlement and cross- border payments; intelligence and distribution capabilities for financial products; and strategic access to differentiated assets and global markets. Bakkt serves financial institutions, fintechs and consumer brands seeking to deliver trusted financial services at scale. For more information, visit: bakkt.com | X | LinkedIn | Instagram Investor Relations Yujia Zhai OG Advisory Group bakkt@orangegroupadvisors.com Media media@bakkt.com Note on Forward-Looking Statements This release and the accompanying remarks contain “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or our future financial or operating performance. You can identify forward- looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” the negative of such terms, and other similar expressions that are intended to identify forward-looking statements. These forward-looking statements are based on management’s current expectations, assumptions, beliefs, intentions 4 This expectation is a forward-looking statement and is subject to the risks and uncertainties described under “Note on Forward- Looking Statements.” It assumes that additional partner applications launch commercially on the timelines management currently anticipates and that end users of those applications are onboarded and transact on Bakkt-operated payment rails following launch. Actual results will depend on timing, client implementation, partner and regulatory requirements, and end-user adoption and transaction activity, and may differ materially.

and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to our business. Forward-looking statements in this release may include, for example, statements about: future financial and operational performance, including trends in digital asset services revenue and trading volumes, the Company’s full-year 2026 and first-half 2027 TTV targets and the fourth quarter 2026 TTV implied by the full-year target, the Company’s expectation for Monthly Active Users in December 2026, and anticipated timing of client activation and transaction volume growth, including the expected recurrence of clients’ settlement, treasury and payments flows; our plans to publish monthly TTV and ARV through the Bakkt Engine Report beginning in December 2026 and to report MAUs quarterly; expansion and adoption of Bakkt Markets, Bakkt Agent and Bakkt Global; the integration of Distributed Technologies Research Global Ltd. (“DTR”) into our business and platform, the realization of the anticipated benefits and synergies of the acquisition, and the timing and cost of integration activities; our ability to grow our client base, enter into and maintain commercial partnerships and onboard new customers; anticipated benefits of investments and expansion into international markets; our expectations regarding our Bakkt Global strategic positions; development, launch and scalability of our products and platform capabilities, including payment infrastructure and AI-enabled solutions; the targeted fourth-quarter 2026 launch of our cross-border trading desk and the planned U.S. stablecoin card-as-a-service program with Thredd; our liquidity, capital resources and ability to raise capital, including through equity offerings; our cost structure, operating efficiency and capital allocation initiatives; industry growth and adoption of digital assets, stablecoins, tokenization and related technologies; regulatory developments affecting digital assets, payments and stablecoins; and our business strategy and competitive positioning. These forward-looking statements are based on information available as of the date of this release and management’s current expectations, forecasts and assumptions, and involve a number of judgments, known and unknown risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. We do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date it was made, whether as a result of new information, future events or otherwise, except as may be required under applicable law. You should not place undue reliance on these forward-looking statements. Should one or more known or unknown risks and uncertainties materialize, or should any of our assumptions prove incorrect, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: the Company’s ability to grow and manage growth profitably; whether the Company will be able to successfully integrate its operations with those of DTR, including its infrastructure, and achieve the expected benefits therefrom; the operation, reliability, market acceptance and regulatory environment for digital assets, stablecoin-based payment systems and digital settlement infrastructure; changes in the Company’s business strategy; the Company's adoption of its updated Investment Policy (“Investment Policy”) and related treasury strategy, including the Company’s ability to successfully consummate acquisitions, integrate or manage investments in potential acquisition targets and investees; fluctuations in the value and liquidity of the Company’s strategic investments, including its Transchem warrants and investment in Bitcoin Japan Corporation, restrictions on transfer or monetization, additional funding requirements upon exercise of warrants, and the Company’s ability to realize the anticipated benefits of those investments; the price of digital assets, including Bitcoin; risks associated with operating in the digital asset industry, including price volatility, limited liquidity and trading volumes, relative anonymity, potential widespread susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges and other risks inherent in its entirely electronic, virtual form and decentralized network; the fluctuation of the Company’s operating results, including because the Company may be required to account for its digital assets at fair value; the Company’s ability to time the price of its purchase of digital assets pursuant to its strategy; the impact of the market value of digital assets on the Company’s ability to satisfy its financial obligations, including any debt financings; unrealized fair value gains on its digital asset holdings subjecting the Company to the corporate alternative minimum tax; legal, commercial, regulatory and technical uncertainty regarding digital assets and enhanced regulatory oversight of companies holding digital assets including the possibility that regulators reclassify any digital assets held by the Company, including Bitcoin, as a security causing the Company to be in violation of securities laws and be classified as an “investment company” under the Investment Company Act of 1940; enhanced regulatory oversight as a result of the Company’s Investment Policy and related treasury strategy; the possibility of experiencing greater fraud, security failures or operational problems on digital asset trading venues compared to trading venues for more established asset classes, and any malfunction, breakdown or abandonment of the underlying blockchain protocols, or other technological difficulties, may prevent access to or use of such digital assets; the concentration of the Company’s expected digital asset holdings relative to non-digital assets; the inability to use the Company’s digital asset holdings as a source of liquidity to the same extent as cash and cash equivalents, due to, for example, risks associated with digital assets and other risks inherent to its entirely electronic, virtual form and decentralized network; the Company or a third-party service provider experiencing a security breach or cyber-attack where unauthorized parties obtain access to its digital assets; the loss of access to or theft or data loss of the Company’s or its customers’ digital assets, which could be unrecoverable due to the immutable nature of blockchain transactions; if the Company elects to hold its or its customers’ digital assets through a third-party custodian, the loss of direct control over those digital assets and dependence on the custodian’s security practices and operational integrity which may lead to the loss of those digital assets as a result of the insolvency of the custodian, theft by employees or insiders of the custodian or if the custodian’s security measures are compromised, including as a result of a cyber-attack; the Company not being subject to the legal and regulatory protections applicable to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers; the non- performance, breach of contract or other violations by counterparties assisting the Company in effecting its Investment Policy and related treasury strategy; the Company’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs; the Company’s ability to raise capital and investments in us, including by our Chief Executive

Officer; changes in the market in which the Company competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations; changes in the markets that the Company targets; volatility and disruptions in the digital asset, digital payments and stablecoin markets that subject the Company to additional risks, including the risk that banks may not provide banking services to the Company and market sentiments regarding digital assets, digital payments and stablecoins; the possibility that the Company may be adversely affected by other macroeconomic, geopolitical, business, and/or competitive factors; the Company’s ability to launch new services and products, including with its expected commercial partners, or to profitably expand into new markets and services; the Company’s ability to execute its growth strategies, including identifying and executing acquisitions and divestitures and the Company’s initiatives to add new clients; the Company’s ability to reach definitive agreements with its expected commercial counterparties; the Company’s failure to comply with extensive government regulations, oversight, licensure and appraisals; uncertain and evolving regulatory regime governing blockchain technologies, stablecoins, digital payments and digital assets; the Company’s ability to establish and maintain effective internal controls and procedures; the exposure to any liability, protracted and costly litigation or reputational damage relating to the Company’s data security; the impact of any goodwill or other intangible assets impairments on the Company’s operating results; the Company’s ability to maintain the listing of its securities on the New York Stock Exchange; and other risks and uncertainties indicated in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2025 and its Quarterly Reports on Form 10-Q.

Bakkt Q3 2026 Financial Statements Consolidated Balance Sheets $ in thousands As of 9/30/26 (unaudited) As of 12/31/25 Assets Current assets Cash and cash equivalents $36,572 $26,962 Restricted cash 749 575 Customer funds 16,017 14,662 Investments 375 235 Accounts receivable, net 8,132 12,070 Prepaid insurance 2,859 2,749 Other current assets 13,638 14,947 Total current assets 78,342 72,200 Property, equipment and software, net 2,662 1,660 Goodwill 154,885 64,658 Intangible assets 21,718 5,550 Equity method investment 10,434 11,149 Derivative Asset — 3,352 Transchem Warrants 134,755 — Other assets 7,470 4,219 Total assets $410,266 $162,788 Liabilities and stockholders' equity Current liabilities Accounts payable and accrued liabilities $9,299 $14,876 Customer funds payable 16,017 14,662 Deferred revenue, current — 789 Other current liabilities 66 2,703 Total current liabilities 25,382 33,030 Warrant liability 9,881 16,732 Other noncurrent liabilities 5,206 244 Total liabilities 40,469 50,006 Stockholders' equity Class A Common Stock ($0.0001 par value, 560,000,000 shares authorized, 45,109,234 shares issued and outstanding as of September 30, 2026 and 25,523,039 shares issued and outstanding as of December 31, 2025) 4 3 Additional paid-in capital 1,190,391 1,017,004 Accumulated other comprehensive income 1,131 947 Accumulated deficit (821,729) (905,172) Total equity 369,797 112,782 Total liabilities and stockholders' equity $410,266 $162,788

Consolidated Statements of Operations $ in thousands except per share data Q3’26 (Unaudited) Q3’25 (Unaudited) Revenues: Crypto services $149,204 $402,211 Total Revenues 149,204 402,211 Operating expenses: Crypto costs 146,435 396,815 Execution, clearing and brokerage fees 1,111 3,965 Compensation and benefits 5,953 8,084 Professional services 3,754 7,364 Technology and communication 1,993 2,210 Selling, general and administrative 2,560 3,211 Depreciation and amortization 1,826 153 Impairment of long-lived assets — 480 Restructuring expenses — 5,107 Other operating expenses 6 85 Total operating expenses 163,638 427,474 Operating loss from continuing operations (14,434) (25,263) Interest income (expense), net 385 (50) Change in fair value of warrant liability 735 (37,187) Change in fair value of Transchem warrant 26,849 — Other income, net 587 40,921 Income (loss) from continuing operations before income taxes and equity in net earnings of affiliates 14,122 (21,579) Income tax benefit (expense) 341 25 Net income (loss) from continuing operations before equity in net earnings of affiliates 14,463 (21,554) Loss from equity method investment (212) — Net income (loss) from continuing operations 14,251 (21,554) Net loss from discontinued operations, net of tax — (1,602) Net income (loss) 14,251 (23,156) Less: Net income (loss) attributable to noncontrolling interest — (8,238) Net income (loss) attributable to Bakkt, Inc. $14,251 $(14,918) Net income (loss) per share attributable to Class A common stockholders Basic $0.32 $(1.15) Diluted $0.31 $(1.15)

Consolidated Statements of Cash Flows $ in thousands 9 Months Ended 9/30/26 (Unaudited) 9 Months Ended 9/30/25 (Unaudited) Cash flows from operating activities: Net income (loss) $83,443 $(37,069) Adjustments to reconcile net income (loss) to net cash used in operating activities: Depreciation and amortization 2,944 527 Non-cash lease expense — 832 Share-based compensation expense 5,727 17,797 Impairment of long-lived assets 1,246 708 Loss on sale of Bakkt Trust — 2,301 Gain on lease assignment — (1,755) (Gain) loss from change in fair value of warrant liability (6,851) 13,543 Loss on equity method investment 715 — Loss on extinguishment of convertible debenture — 2,617 Change in fair value of warrants and derivative asset (124,669) (43,350) Professional fees paid in stock 1,125 — Other (666) 537 Changes in operating assets and liabilities: Accounts receivable 2,554 (7,321) Prepaid insurance (110) 12 Accounts payable and accrued liabilities (5,577) (3,352) Unsettled crypto trades (1,863) — Due to related party — (2,360) Deferred revenue (790) (133) Operating lease liabilities (552) (3,572) Customer funds payable 1,355 (77,505) Assets and liabilities of businesses held for sale — (3,476) Other assets and liabilities (2,876) (1,567) Net cash used in operating activities (44,845) (142,586) Cash flows from investing activities: Capitalized internal-use software development costs and other capital expenditures (2,292) (703) Proceeds from sale of Bakkt Trust — 4,518 Cash received from settlement of derivative arrangement 2,677 — Purchase of investments (139) (5,094) Purchase of intangible assets — (2,650) Purchase of equity method investment — (11,472) Consideration for the acquisition of DTR (3,200) — Consideration for the acquisition of Gyzer (253) — Investment in Swan (250) — Investment in Transchem warrants (9,410) — Net cash used in investing activities (12,867) (15,401) Cash flows from financing activities: Proceeds from the exercise of warrants — 1 Proceeds from exercise of pre-funded warrants — 7,464 Withholding tax payments on net share settlements on equity awards (280) (3,417) Proceeds from Common Stock issuance, net of issuance costs — 62,961 Proceeds from Equity offerings 69,604 —

Cash paid for equity offerings (2,541) — Exercise of stock options 500 — Proceeds from borrowings on revolving credit facility — 5,000 Repayments on revolving credit facility — (5,000) Repayment of convertible debenture — (7,875) Proceeds from issuance of convertible debentures, net of issuance costs — 22,220 Net cash provided by financing activities 67,283 81,354 Effect of exchange rate changes 185 592 Net increase (decrease) in cash, cash equivalents, restricted cash, customer funds and deposits 9,756 (76,041) Cash, cash equivalents, restricted cash, customer funds and deposits at the beginning of the period 44,902 153,746 Cash, cash equivalents, restricted cash, customer funds and deposits at the end of the period $54,658 $77,705

Reconciliation of Non-GAAP Financial Measures This release includes discussions of non-GAAP financial measures such as EBITDA and Adjusted EBITDA, which are financial measures that are not calculated in accordance with GAAP. These non-GAAP measures have no standardized meaning and are not defined under GAAP and, therefore, may not be comparable to similar measures presented by other companies. The presentation of these Non-GAAP measures is not intended to be considered in isolation from, as a substitute for, or as superior to the financial information presented in accordance with GAAP. The Company uses non-GAAP financial measures to assist in evaluating its performance for purposes of business decision-making. The Company believes that presenting non-GAAP financial measures is useful to investors because it (a) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that we believe do not directly reflect our core operations, (b) permits investors to view performance using the same tools that we use to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (c) otherwise provides supplemental information that may be useful to investors in evaluating our results. These measures are provided on a supplemental basis for transparency and comparability, and do not modify reported GAAP financial results. EBITDA and Adjusted EBITDA Non-GAAP financial measures like EBITDA and Adjusted EBITDA have no standardized meanings and are not defined by accounting principles generally accepted in the United States of America ("GAAP") and, therefore, may not be comparable to similar measures presented by other companies. Such Non-GAAP financial measures have limitations, should be considered as supplemental in nature and are not meant as a substitute for the related financial information prepared in accordance with GAAP. The Non-GAAP financial measures should be considered alongside other financial performance measures, including net income and our other financial results presented in accordance with GAAP. EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before share-based and unit-based compensation expense, changes in the fair value of warrant liabilities and the Transchem warrants, other income (expense), net, impairments, restructuring charges, transaction-related advisory fees and certain other non-cash or non-recurring items that management does not consider indicative of core operating performance. Beginning with the third quarter of 2026, Adjusted EBITDA excludes other income (expense), net, in all periods presented to improve comparability of core operating performance by excluding non-operating gains and losses; the prior-year period has been recast on the same basis, and Adjusted EBITDA for the third quarter of 2025 as previously reported was $28.7 million. Non-GAAP Adjusted EBITDA Reconciliation

$ in thousands Q3’26 Q3’25 Net income (loss) from continuing operations $14,251 $(21,554) Depreciation and amortization 1,826 153 Interest (income) expense, net (385) 50 Income tax (benefit) expense (341) (25) EBITDA $15,351 $(21,376) Share-based and unit-based compensation expense 1,029 4,731 Change in fair value of warrant liability (735) 37,187 Change in fair value of Transchem warrant (26,849) — Impairment of long-lived assets — 480 Restructuring expenses — 5,107 Other income, net (587) (40,291) Adjusted EBITDA (loss) $(11,791) $(14,792)